PROCESSING AND SERVICING COSTS (Details) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 HKD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 HKD ($)	Dec. 31, 2019 HKD ($)
PROCESSING AND SERVICING COSTS
Cloud service fee	$ 122,269		$ 48,940	$ 16,729
Market information and data fee	70,387		68,274	54,282
Data transmission fee	46,289		23,072	13,890
System cost	12,160		4,476	4,334
SMS service fee	1,197		2,511	1,523
Others	4,701		2,105	1,158
Total	$ 257,003	$ 32,951	$ 149,378	$ 91,916